UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1. Reports to Stockholders.

October 31, 2015

Annual Report

Institutional Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Institutional
Funds

Table of Contents

Shareholder Letter	3
Fund Review and Commentary	5
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	17
Supplemental Information
Trustee and Officer Information	18
Proxy Voting and Form N-Q Information	21
Expense Examples	21
Additional Federal Income Tax Information	22

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 866-689-6999. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Letter to Our Shareholders

Dear Shareholder:

It has been somewhat of a rollercoaster ride for U.S. stocks this year, culminating in August's correction, as investor worry over geopolitical turmoil in Europe, recessions in Brazil and Russia, and slowing economic growth in Asia provided turbulence. Still, the market has recovered most of its losses, delivering positive equity returns to investors for the year ended October 31, 2015. Large capitalization stocks led the way, benefitting from investor rotation during the most recent sell-off, while growth has — and continues to — materially outpace value across all capitalizations.

With both 2015 and 2016 estimate revisions trending consistently negative over the past 12 months, leaving calendar 2015 growth estimates close to flat, one is left to wonder what is driving investors' appetites for stocks. Clearly, easy money policy has driven bond yields to record lows, helping equities, but it also stands to reason that investors are optimistic the U.S. can once again regain the lead position in the global growth story. Specifically, slowing growth in China and the end of the commodity super-cycle might just portend a revitalization for the U.S. and other developed nations on two fronts: 1) the consumer strengthens from improved real wages, but improved frugality sets the stage for lower, but longer expansion, and 2) a larger portion of investment gets channeled back to developed markets as investors reassess the long term growth and risk profile of emerging markets, driving the improved productivity that has been missing in this recovery.

International turmoil, highlighted by a Greek bond default and slow growth overseas (centered in China and emerging markets), created uncertainty within global fixed income markets throughout the year. Meanwhile, U.S. investors grappled with the coming shift from easy money policy to tightening. The U.S. economy emerged from a first quarter malaise induced by adverse weather and a crippling west coast port shutdown, to above trend growth in the middle part of the year. The ever resilient U.S. consumer led a second quarter surge in growth on the back of a steadily improving job market and fuel savings from a marked drop in the price of oil. The housing and automobile sectors, as well as the service economy, reaped the most gains from this spending. Throughout, the U.S. dollar climbed steadily higher, creating a headwind that slowed the U.S. manufacturing sector, pushing the ISM manufacturing index into neutral territory towards the end of the third quarter. The Fed took a "wait and see" approach to begin normalization, remaining dependent on data, stringing investors along with slight changes in its post-meeting policy statements. While solid job growth and a 5% unemployment rate provided credence for normalization, the absence of inflation and slow growth overseas caused concern that an increase in interest rates could stall the current expansion. In addition, economies in the Euro Zone, China and Japan continued their easing policies. As a result, the tug of war for investors between risky assets and treasuries dominated the year. The U.S. bond market produced a modest return for the year, led by the Treasury market.

International equity markets returns were mixed for the year, as developed stocks outperformed their emerging peers, with international developed small capitalization stocks, in particular, posting the highest returns among foreign equity asset classes. Emerging economies have struggled, largely impacted by depressed commodity prices and a strong U.S. dollar, which has led to further local currency devaluations. Brazil and Russia have been staggered by contracting economies and elevated inflation. China's growth deceleration has been a significant cause for concern among global investors, especially its impact on key emerging and developed economies which rely on exporting goods to China, the world's second largest economy.

We continue to believe that the markets provide tactical challenges for investors to navigate. As we have stated in the past, we also believe that maintaining a long term view and building a portfolio that is diversified across asset classes is an appropriate strategy for investors seeking to weather possible market turbulence.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (866) 689-6999, or visit our website at www.vcm.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

Victory Institutional Funds

Institutional Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Fiscal 2015 marked the seventh consecutive year of positive returns for equity markets, an extraordinary run off of the early 2009 lows. Enthusiasm did seem to wane in the late summer months, as the S&P 500 experienced its worst correction since 2011, however a snapback rally in October helped to secure a 5.20% return for the fiscal year. Returns were modest, but impressive considering earnings growth expectations fell from 10% to 2% for calendar 2015 earnings. The U.S. economy continued on its slow growth trajectory, but the Federal Reserve has yet to raise interest rates, which has caused investor confusion. Slowing growth in emerging markets such as China, along with concern over an already appreciating U.S. dollar, may be influencing policy makers' decision, at the same time low inflation provides cover to err on the side of caution. We are now over 80 months into the bull market rally that began in March of 2009, 22 months longer than the average bull market run since 1932.

The best performing sectors in the market for the fiscal year were Consumer Discretionary, outpacing all other sectors by over 800 bps, followed by the Technology sector. Growth securities led the way in both sectors, with internet retailers and software companies such as Amazon, Facebook and Alphabet (formerly Google) the largest contributors to return. For the second consecutive fiscal year, Energy was the worst performing sector by a wide margin. Oil prices fell over 50% from the $90 level beginning the fiscal year, with increasing global supplies and a reluctance on the part of large producing nations to cut their output.

Victory's Institutional Diversified Stock Fund underperformed its S&P 500 benchmark of 5.20% returning 4.87% in fiscal 2015. Within the portfolio, Alphabet, Starbucks, and Progressive were the largest contributors to the fund's performance. Both Alphabet and Starbucks delivered double-digit top-line growth and even greater earnings growth and were rewarded for their scarcity value in this environment. Progressive has demonstrated better loss ratios than industry peers, and the stock has appreciated nicely throughout the year. From a top-down perspective, the Industrial sector was the largest contributor for the Fund. The largest detractors to performance were Chesapeake Energy, Potash Corporation, and Applied Materials. Both Chesapeake and Potash fell with declining commodity prices, oil and potash respectively. Chesapeake was sold due to balance sheet concerns earlier in the year, while Potash was held as the company has a much stronger financial position to weather the downturn in the commodity price, and we are starting to see a lower supply environment with potential for consolidation in the industry.

Victory Institutional Funds

Institutional Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2015

	Class A
INCEPTION DATE	6/24/05
	Net Asset Value	S&P 500 Index[1]
One Year	4.87%	5.20%
Three Year	15.86%	16.20%
Five Year	12.42%	14.33%
Ten Year	7.27%	7.85%
Since Inception	7.22%	N/A
Expense Ratios
Gross	0.61%
With Applicable Waivers	0.61%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2015. Additional information pertaining to the Fund's expense ratio as of October 31, 2015 can be found in the financial highlights.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Institutional Diversified Stock Fund – Growth of $10,000,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Institutional Funds Institutional Diversified Stock Fund	Schedule of Portfolio Investments October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.6%)
Consumer Discretionary (13.7%):
Advance Auto Parts, Inc.	35,300	$7,005
H&R Block, Inc.	334,670	12,470
Hilton Worldwide Holdings, Inc.	396,700	9,913
Johnson Controls, Inc.	258,990	11,701
Newell Rubbermaid, Inc.	155,500	6,598
PVH Corp.	52,040	4,733
Starbucks Corp.	86,500	5,412
		57,832
Consumer Staples (6.1%):
CVS Caremark Corp.	100,300	9,908
Diageo PLC, ADR	56,200	6,467
Mead Johnson Nutrition Co.	64,000	5,248
The Hershey Co.	45,000	3,991
		25,614
Energy (6.2%):
Occidental Petroleum Corp.	115,690	8,624
Schlumberger Ltd.	145,500	11,372
Weatherford International PLC (a)	624,900	6,399
		26,395
Financials (17.2%):
American Express Co.	67,670	4,958
Bank of America Corp.	720,000	12,082
Bank of New York Mellon Corp.	292,770	12,193
Citigroup, Inc.	347,880	18,496
Principal Financial Group, Inc.	169,300	8,492
Progressive Corp.	373,300	12,368
The Goldman Sachs Group, Inc.	23,000	4,313
		72,902
Health Care (12.2%):
Baxter International, Inc.	249,420	9,326
Celgene Corp. (a)	43,500	5,338
Eli Lilly & Co.	45,800	3,736
Medtronic PLC	144,800	10,703
Merck & Co., Inc.	119,715	6,544
Perrigo Co. PLC	48,500	7,650
Pfizer, Inc.	245,220	8,294
		51,591
Industrials (16.1%):
Danaher Corp.	72,030	6,721
General Electric Co.	556,000	16,079
Masco Corp.	307,000	8,903
Nielsen Holdings PLC	165,400	7,858
Precision Castparts Corp.	17,500	4,039
Stanley Black & Decker, Inc.	64,200	6,804

See notes to financial statements.

Victory Institutional Funds Institutional Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2015

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Union Pacific Corp.	60,500	$5,406
United Parcel Service, Inc., Class B	117,596	12,115
		67,925
Information Technology (22.3%):
Alphabet, Inc., Class C (a)	26,486	18,827
Apple, Inc.	58,470	6,987
Applied Materials, Inc.	540,730	9,068
Cisco Systems, Inc.	443,700	12,801
EMC Corp.	508,010	13,320
Facebook, Inc., Class A (a)	103,100	10,513
SAP SE, ADR	100,000	7,871
Twitter, Inc. (a)	188,000	5,350
Visa, Inc., Class A	123,000	9,542
		94,279
Materials (4.8%):
Air Products & Chemicals, Inc.	74,510	10,355
Potash Corp. of Saskatchewan, Inc.	485,700	9,826
		20,181
Total Common Stocks (Cost $363,201)		416,719
Investment Companies (1.1%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	4,714,762	4,715
Total Investment Companies (Cost $4,715)		4,715
Total Investments (Cost $367,916) — 99.7%		421,434
Other assets in excess of liabilities — 0.3%		1,309
NET ASSETS — 100.00%		$422,743

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on October 31, 2015.

ADR — American Depositary Receipt

PLC — Public Limited Co.

See notes to financial statements.

Victory Institutional Funds	Statement of Assets and Liabilities October 31, 2015

(Amounts in Thousands, Except Per Share Amounts)

Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $367,916)	$421,434
Dividends receivable	306
Receivable for capital shares issued	37
Receivable for investments sold	5,671
Prepaid expenses	24
Total Assets	427,472
LIABILITIES:
Payable for investments purchased	4,176
Payable for capital shares redeemed	300
Accrued expenses and other payables:
Investment advisory fees	177
Administration fees	11
Custodian fees	7
Transfer agent fees	21
Trustees' fees	2
Other accrued expenses	35
Total Liabilities	4,729
NET ASSETS:
Capital	337,982
Accumulated undistributed net investment income	226
Accumulated net realized gains from investments	31,017
Net unrealized appreciation on investments	53,518
Net Assets	$422,743
Shares (unlimited number of shares authorized with a par value of $0.001 per share):	34,275
Net Asset Value, offering price & redemption price per share:(a)	$12.33

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

Victory Institutional Funds	Statement of Operations For the Year Ended October 31, 2015

(Amounts in Thousands)

Institutional Diversified Stock Fund
Investment Income:
Dividend income	$8,377
Foreign tax withholding	(49)
Total Income	8,328
Expenses:
Investment advisory fees	2,373
Administration fees	132
Custodian fees	35
Transfer agent fees	66
Trustees' fees	47
Chief Compliance Officer fees	5
Legal and audit fees	53
State registration and filing fees	34
Other expenses	97
Total Expenses	2,842
Net Investment Income	5,486
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	33,118
Net change in unrealized appreciation/depreciation on investments	(15,308)
Net realized/unrealized gains on investments	17,810
Change in net assets resulting from operations	$23,296

See notes to financial statements.

Victory Institutional Funds	Statements of Changes in Net Assets

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
From Investment Activities:
Operations:
Net investment income	$5,486	$6,704
Net realized gains from investment transactions	33,118	53,038
Net change in unrealized appreciation/ depreciation on investments	(15,308)	(3,725)
Change in net assets resulting from operations	23,296	56,017
Distributions to Shareholders:
From net investment income:	(5,755)	(6,588)
From net realized gains:	(54,124)	(90,029)
Change in net assets resulting from distributions to shareholders	(59,879)	(96,617)
Change in net assets from capital transactions	(63,399)	94,221
Change in net assets	(99,982)	53,621
Net Assets:
Beginning of period	522,725	469,104
End of period	$422,743	$522,725
Accumulated undistributed net investment income	$226	$495
Capital Transactions:
Proceeds from shares issued	$32,208	$99,488
Dividends reinvested	59,832	96,536
Cost of shares redeemed	(155,439)	(101,803)
Change in net assets from capital transactions	$(63,399)	$94,221
Share Transactions:
Issued	2,573	7,491
Reinvested	4,820	7,665
Redeemed	(12,311)	(7,794)
Change in Shares	(4,918)	7,362

See notes to financial statements.

Victory Institutional Funds	Financial Highlights

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Asset Value, Beginning of Period	$13.34	$14.74	$11.37	$10.08	$10.11
Investment Activities:
Net investment income	0.15	0.18	0.21	0.15	0.13
Net realized and unrealized gains (losses) on investments	0.50	1.47	3.36	1.29	(0.03)
Total from Investment Activities	0.65	1.65	3.57	1.44	0.10
Distributions:
Net investment income	(0.16)	(0.19)	(0.20)	(0.15)	(0.13)
Net realized gains from investments	(1.50)	(2.86)	—	—	—
Total Distributions	(1.66)	(3.05)	(0.20)	(0.15)	(0.13)
Net Asset Value, End of Period	$12.33	$13.34	$14.74	$11.37	$10.08
Total Return	4.87%	12.62%	31.68%	14.35%	0.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$422,743	$522,725	$469,104	$612,338	$640,534
Ratio of net expenses to average net assets	0.60%	0.61%	0.59%	0.61%	0.60%
Ratio of net investment income to average net assets	1.16%	1.40%	1.56%	1.34%	1.21%
Portfolio turnover	73%	79%	91%	94%	87%

See notes to financial statements.

Victory Institutional Funds	Notes to Financial Statements October 31, 2015

1.  Organization:

Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of one fund. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund").

The Fund is authorized to issue one class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board").

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2015

Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2015, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$416,719	$—	$416,719
Investment Companies	—	4,715	4,715
Total	$416,719	$4,715	$421,434

There were no transfers between Level 1 and Level 2 as of October 31, 2015.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2015

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2015 were as follows for the Fund (in thousands):

Purchases*	Sales*
$339,890	$419,163

*There were no purchases or sales of U.S. Government Securities during the period.

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank National Association ("KeyBank") serves as custodian for the Trust and receives custodian fees at an annualized rate of 0.005% (prior to January 1, 2015 the annualized rate was 0.00774%) of the aggregate average daily net assets of the Fund, plus applicable per transaction fees. The Fund reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.03% of the first $100 million in average daily net assets of the Trust and 0.02% of the average daily net assets over $100 million of the Trust, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective April 1, 2015 SunGard Investor Services LLC ("SunGard") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays SunGard a fee for its services and reimburses SunGard for all of their reasonable out-of-pocket expenses incurred in providing these services. Prior to April 1, 2015 Citi served as the Fund's transfer agent.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Victory Institutional Funds	Notes to Financial Statements — continued October 31, 2015

5.  Line of Credit:

Victory Institutional Funds, Victory Portfolios, Victory Portfolios II and Victory Variable Insurance Funds (collectively, the "Victory Trusts") participate in a short-term, demand note "Line of Credit" agreement with Citibank, N.A. ("Citibank"). Under the agreement with Citibank, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the fiscal year ended October 31, 2015, Citibank earned approximately $50 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. There were no loans for the Fund during the year ended October 31, 2015.

6.  Federal Tax Information:

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$24,780	$35,099	$59,879

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$53,552	$43,065	$96,617

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$4,416	$28,409	$51,958	$84,783

*The difference between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

During the fiscal year ended October 31, 2015, the Fund did not utilize capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of October 31, 2015, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$369,476	$64,103	$(12,145)	$51,958

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Institutional Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Institutional Funds, constituting the Victory Institutional Diversified Stock Fund (the "Fund"), as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Institutional Funds as of October 31, 2015, the results of its operations for the year then ended, the change in its net assets for each of the two years then ended and financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
December 23, 2015

Victory Institutional Funds	Supplemental Information October 31, 2015

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in Victory Variable Insurance Funds, 25 portfolios in Victory Portfolios and 30 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Institutional Funds, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 64	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 68	Vice Chair and Trustee	August 2003	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 64	Trustee	February 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 61	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

Victory Institutional Funds	Supplemental Information — continued October 31, 2015

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 62	Trustee	February 2015	Bulk physical commodities broker, Endgate Commodities LLC (since 2014); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Member, Crossroad LLC (Consultants) (2009-2011).	Director, Caledonia Mining Corporation (since May 2012); Managing Member, Crossroad LLC (since May 2009).
David L. Meyer, 58	Trustee	December 2008	Retired.	None.
Leigh A. Wilson, 71	Chair and Trustee	August 2003	Private Investor.

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013); Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 43	Trustee	July 2008

Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 866-689-6999.

Victory Institutional Funds	Supplemental Information — continued October 31, 2015

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 53	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 46	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 41	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 72	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 55	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 61	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Institutional Funds	Supplemental Information — continued October 31, 2015

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-689-6999. The information is also included in the Fund's Statement of Additional Information, which is available on the Security and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15-10/31/15	Expense Ratio During Period** 5/1/15-10/31/15
Institutional Diversified Stock Fund	$1,000.00	$1,022.90	$3.11	0.61%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Victory Institutional Funds	Supplemental Information — continued October 31, 2015

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During Period* 5/1/15-10/31/15	Expense Ratio During Period** 5/1/15-10/31/15
Institutional Diversified Stock Fund	$1,000.00	$1,022.13	$3.11	0.61%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Annualized.

Additional Federal Income Tax Information:

For the year ended October 31, 2015, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 37%.

Dividends qualifying for corporate dividends received a deduction of 35%.

For the year ended October 31, 2015, the Fund designated short-term capital gain distributions in the amount of $19,025 thousand and long-term capital gains distributions in the amount of $35,099 thousand.

Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-689-6999

VF-INST-ANN  (10/15)

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David Meyer and Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2015	2014
(a) Audit Fees (1)	$17,300	$18,300
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	5,047	4,430
(d) All Other Fees (4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For fiscal years ended October 31, 2015 and October 31, 2014, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2015 and 2014 are for recurring tax fees for the preparation of the federal and state tax returns.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2015	$268,855
2014	$213,172

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Institutional Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	January 4, 2016

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	January 4, 2016